EQ ADVISORS TRUSTSM – Class K Shares

SUPPLEMENT DATED OCTOBER 31, 2011 TO THE PROSPECTUS DATED AUGUST 16, 2011, AS SUPPLEMENTED

This Supplement updates certain information contained in the Prospectus dated August 16, 2011, as supplemented of EQ Advisors Trust (“Trust”) regarding the EQ/JPMorgan Value Opportunities Portfolio. You should read this Supplement in conjunction with the Prospectus and retain it for future reference. You may obtain an additional copy of the Prospectus and/or a copy of the Statement of Additional Information, free of charge, by writing to the Trust at 1290 Avenue of the Americas, New York, New York 10104, or you can view print, and download a copy of these documents at the Trust’s website at www.axa-equitablefunds.com.

The purpose of this Supplement is to provide you with information regarding a Portfolio of the Trust.

Information Regarding

EQ/JPMorgan Value Opportunities Portfolio

Kelly B. Miller, CFA of J.P. Morgan Investment Management Inc. (“JPMorgan”) no longer serves as a co-portfolio manager to the EQ/JPMorgan Value Opportunities Portfolio (“Portfolio”).

Information regarding Kelly B. Miller in the “Who Manages the Portfolio – Adviser: J.P. Morgan Investment Management, Inc. – Portfolio Managers” section of the Prospectus is deleted.

Information regarding Kelly B. Miller contained in the “Management of the Trust – The Advisers – J. P. Morgan Investment Management Inc.” section of the Prospectus is deleted.

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